UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 26, 2011
L-3 COMMUNICATIONS HOLDINGS, INC.
L-3 COMMUNICATIONS CORPORATION
(Exact name of registrant as specified in its charter)

DELAWARE	001-14141 333-46983	13-3937434 13-3937436

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

600 THIRD AVENUE, NEW YORK, NEW YORK	10016

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (212) 697-1111
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 5 — CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.07.	— Submission of Matters to a Vote of Security Holders.
On April 26, 2011, L-3 Communications Holdings, Inc. (the “Company”) held its Annual Meeting of Stockholders. A quorum was present at the meeting as required by the Company’s Amended and Restated By-Laws. The final results of voting for each matter submitted to a vote of stockholders at the meeting are as follows:
Proposal 1 — Election of Directors
The following three individuals were elected to the Board of Directors to serve as directors until the Annual Meeting of Stockholders in 2014 and until their successors have been duly elected and qualified.

	Votes Cast	Votes	Broker
	For	Withheld	Non-Votes
H. Hugh Shelton	79,770,873	489,581	9,826,917

Michael T. Strianese	78,459,141	1,801,313	9,826,917

John P. White	74,006,280	6,254,174	9,826,917
Proposal 2 — Ratification of the Appointment of PricewaterhouseCoopers LLP as independent registered public accounting firm
The appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2011 was ratified. There were 87,849,407 votes for the appointment, 1,987,216 votes against the appointment and 250,748 abstentions.
Proposal 3 — Advisory Vote on Executive Compensation: To approve, in a non-binding, advisory vote, the compensation paid to our named executive officers.
The stockholders approved, on an advisory, non-binding basis, the compensation of our named executive officers.

For	Against	Abstain	Broker Non-Votes

48,536,175	31,574,334	149,945	9,826,917
Proposal 4 — Frequency of Advisory Vote on Executive Compensation: To determine, in a non-binding, advisory vote, whether a stockholder vote to approve the compensation paid to our named executive officers should occur every one, two or three years.
The stockholders voted for one year with respect to the frequency with which stockholders are provided a non-binding, advisory vote on the compensation paid to our named executive officers.

1 Yr	2 Yrs	3 Yrs	Abstain	Broker Non-Votes

74,015,315	342,217	5,762,128	140,794	9,826,917

As described above, a majority of the votes cast voted, in an advisory, non-binding vote, in favor of having a stockholder vote to approve the compensation of the Company’s named executive officers every year. In light of such vote, and consistent with the Company’s recommendation, the Company’s board of directors determined that it currently intends to include an advisory, non-binding vote to approve the compensation of the Company’s named executive officers every year until the next required vote on the frequency of stockholder votes on the compensation of the Company’s named executive officers.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

L-3 COMMUNICATIONS HOLDINGS, INC. L-3 COMMUNICATIONS CORPORATION
By:	/s/ Allen E. Danzig
	Name:	Allen E. Danzig
	Title:	Vice President, Assistant General Counsel and Assistant Secretary

Dated: April 28, 2011